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                                  EXHIBIT 10(b)










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                          WORTHINGTON INDUSTRIES, INC.

                       1990 STOCK OPTION PLAN, AS AMENDED

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                          WORTHINGTON INDUSTRIES, INC.
                       1990 STOCK OPTION PLAN, AS AMENDED
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1.       PURPOSE.

         The purpose of this 1990 Worthington Industries, Inc. Stock Option Plan (herein referred to as the "Plan") is to promote and advance the interests of Worthington Industries, Inc. (the "Company") and its shareholders by enabling the Company and its Subsidiaries to attract, retain and reward employees and to strengthen the mutuality of interest between employees and the Company's shareholders. The Plan is designed to accomplish this purpose by offering Stock Options to selected employees thereby providing a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.


2.       DEFINITIONS.

         For purposes of the Plan, the following terms shall have the meanings set forth below:

         a. "Award" or "Awards" means an award or grant made to a Participant under Section 6 of this Plan.

         b.       "Board" means the Board of Directors of the Company.

         c. "Code" means the Internal Revenue Code of 1986, as amended, in effect from time to time or any successor thereto, together with rules, regulations and interpretations promulgated thereunder.

         d. "Committee" means the Committee of the Board constituted as provided in Section 3 of this Plan.

         e. "Common Shares" means the Common Shares, $.01 par value, of the Company or any security of the Company issued in substitution, exchange or in lieu thereof.

         f. "Company" means Worthington Industries, Inc., a Delaware corporation, or any successor corporation.

         g. "Exchange Act" means the Securities Exchange Act of 1934, as amended, in effect from time to time, or any successor statute.


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         h.       "Fair Market Value" means on any given date, the closing price of the Common Shares as reported on the NASDAQ National Market System for the previous day on which Common Shares were traded or, if Common Shares were not traded on such date, on the next preceding day on which Common Shares were traded; provided, however, that the Committee may prescribe, by rule of general application, such other measure of fair market value per share as the Committee may in its discretion, determine but, in the case of rights that relate to Incentive Stock Options such determination must be permissible under Section 422A of the Code so as not to disqualify such option as an Incentive Stock Option under Section 422A.

         i. "Incentive Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of this Plan that is intended to be and is specifically designated as an "incentive stock option" within the meaning of Section 422A of the Code.

         j. "Non-Qualified Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of this Plan that is not an Incentive Stock Option.

         k. "Participant" means an employee of the Company or any Subsidiary who is granted an Award under this Plan.

         l. "Plan" means this Worthington Industries, Inc. 1990 Stock Option Plan, as set forth herein and as it may hereafter be amended and from time to time in effect.

         m. "Stock Option" means an Award to purchase Common Shares granted pursuant to the provisions of Section 6 of this Plan.

         n. "Subsidiary" means any corporation or entity in which the Company directly or indirectly controls fifty percent (50%) or more of the total voting power of all classes of its stock having voting power.


3.       ADMINISTRATION.

         a. The Plan shall be administered by the Committee to be appointed from time to time by the Board and comprised of not less than three of the members of the Board who may qualify to administer the Plan as contemplated by Rule 16b-3 of the Exchange Act or any successor. Members of the Committee shall serve at the pleasure of the Board, and the Board may from time to time remove members from, or add members to, the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Action approved in writing by all of the members of the Committee then serving shall be effective as if the action had been taken by unanimous vote at a meeting duly called and held.

         b. The Committee is authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation of the Plan and to make all other determinations necessary or advisable for the administration of the Plan. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive and binding upon all persons participating in the Plan and any person validly claiming under or through persons participating in the Plan. The Committee's powers include but are not limited to such modifications, procedures and subplans as are necessary to comply with provisions of the laws of foreign countries in which the Company and its Subsidiaries may operate to assure the viability of the benefits of Awards made to Participants employed in such



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countries and to meet the intent of the Plan. The Company shall effect the granting of Awards under the Plan in accordance with the determinations made by the Committee, by execution of instruments in writing in such form as approved by the Committee.

         c. The Committee may designate persons other than members of the Committee to carry out its responsibilities (including without limitation, the granting of Awards) under such conditions and limitations as it may prescribe, except that the Committee may not delegate its authority with regard to, selection for participation of, and the granting of Awards to, persons subject to Section 16(a) and 16(b) of the Exchange Act.


4.       DURATION OF, AND COMMON SHARES SUBJECT TO, PLAN.

         a. TERM. The Plan shall remain in effect until terminated by the Board, provided, however, that no Incentive Stock Option may be granted more than ten
(10) years after the effective date of this Plan determined in accordance with
Section 14(i) of this Plan.

         b. COMMON SHARES SUBJECT TO PLAN. The maximum number of Common Shares in respect for which Awards may be granted under the Plan, subject to adjustment as provided in Section 11 of the Plan, is 2,000,000 Common Shares. Notwithstanding the foregoing, in no event shall more than one million (1,000,000) Common Shares be cumulatively available for Awards of Incentive Stock Options under the Plan. No Participant may be granted awards under the Plan in any one calendar year with respect to more than 100,000 Common Shares.


         For the purpose of computing the total number of Common Shares available for Awards under the Plan, there shall be counted against the foregoing limitations the number of Common Shares subject to issuance upon exercise or settlement of Awards as of the dates on which such Awards are granted. The Common Shares which were previously subject to Awards shall again be available to Awards under the Plan if any such Awards are forfeited, terminated, expire unexercised, settled in cash or exchanged for other Awards (to the extent of such forfeiture or expiration of such Awards), or if the Common Shares subject thereto can otherwise no longer be issued. Further, any Common Shares which are used as full or partial payment to the Company by a Participant of the purchase price of Common Shares upon exercise of a Stock Option shall again be available for Awards under the Plan.

         Common Shares which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company. No fractional shares shall be issued under the Plan.


5.       ELIGIBILITY.

         Persons eligible for Awards under the Plan shall consist of all employees of the Company or any Subsidiary.


6.       STOCK OPTION.

         Stock Options granted under the Plan may be in the form of Incentive Stock Options or Non-Qualified Stock Options, and such Stock Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable:


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         a. GRANT. Stock Options may be granted under the Plan on such terms and conditions not inconsistent with the provisions of the Plan and in such form as the Committee may from time to time approve.

         b. STOCK OPTION PRICE. The option exercise price per Common Share purchasable under a Stock Option shall be determined by the Committee at the time of grant, but in no event shall the exercise price of an Incentive Stock Option be less than one-hundred percent (100%) of the Fair Market Value of the Common Shares on the date of the grant of such Stock Option; provided, however, that the option price shall not be less than one-hundred ten percent (110%) of the Fair Market Value on such date if the Incentive Stock Option is granted to any person who, at the time the option is granted, owns more than ten percent (10%) of the outstanding voting shares of the Company or any Subsidiary. For purposes of determining stock ownership, an employee shall be deemed to own all Common Shares which are attributable to him under Section 425(d) of the Code, including, but not limited to, Common Shares owned by his brothers, sisters, ancestors and lineal descendants. If no exercise price is otherwise set by the Committee, the exercise price shall be one-hundred percent (100%) of the Fair Market Value of the Common Shares on the date of grant.

         c. OPTION TERMS. The term of each Stock Option shall be fixed by the Committee, except that the term of any Incentive Stock Option shall not exceed ten (10) years after the date such Incentive Stock Option is granted; provided, however, that no Incentive Stock Option shall be exercisable after the expiration of five (5) years from such date if such Incentive Stock Option is granted to an employee who, at the time the Incentive Stock Option is granted, owns more than ten percent (10%) of the outstanding voting stock of the Company or any Subsidiary. For purposes of determining stock ownership, the attribution rules set forth in subsection b of this Section 6 above shall be applicable. If no term is otherwise set by the Committee, the option term shall be ten (10) years.


7.       EXERCISE OF OPTIONS.

         a. BY AN EMPLOYEE DURING CONTINUOUS EMPLOYMENT. An employee may not exercise any Stock Option granted under the Plan prior to twelve (12) months from the date of grant. Unless otherwise determined by the Committee, the employee may exercise such Stock Option as follows:

         (1) At any time after such twelve (12) months as to twenty percent (20%) of the shares originally subject to the Stock Option;

         (2) At any time after twenty-four (24) months from the date the Stock Option is granted as to forty percent (40%) of the shares originally subject to the Stock Option;

         (3) At any time after thirty-six (36) months from the date the Stock Option is granted as to sixty percent (60%) of the shares originally subject to the Stock Option;

         (4) At any time after forty-eight (48) months from the date the Stock Option is granted as to eighty percent (80%) of the shares originally subject to the Stock Option; and

         (5) At any time after sixty (60) months from the date the Stock Option is granted as to one-hundred percent (100%) of the shares originally subject to the Stock Option.

         Any Stock Option becoming exercisable shall remain exercisable until the date of expiration of the option term.
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         Subject to the provisions of subsections b and c of this Section 7, a
Participant may not exercise any part of a Stock Option granted under this Plan unless, at the time of such exercise, he has been in the continuous employment of the Company or any Subsidiary since the date such Stock Option was granted. The Committee may decide in each case whether leaves of absence for government or military service, illness, temporary disability or other reasons shall be deemed not to interrupt continuous employment for purposes of this paragraph.

         b. BY A FORMER EMPLOYEE. No person may exercise a Stock Option granted under the Plan after he ceases to be an employee of the Company or any Subsidiary, except that (1) if a person ceases to be an employee as a result of retirement, any Incentive Stock Option granted to him may be exercised within three (3) months after the date on which he ceases to be an employee (but in no event later than the date of expiration of the Stock Option term) and any Non-Qualified Stock Option granted to him may be exercised within twelve (12) months after the date on which he ceases to be an employee (but in no event later than the date of expiration of the Stock Option term) and (2) if a person ceases to be an employee by reason of a disability within the meaning of Section 22(e)(3) of the Code, any Incentive Stock Option or Non-Qualified Stock Option granted to him may be exercised within twelve (12) months after the date on which he ceases to be an employee (but in no event later than the date of expiration of the Stock Option term). Any Stock Option exercised pursuant to this paragraph may be exercised by a former employee for the number of shares for which it could have been exercised at the time he ceased to be an employee or for such greater number of shares, subject to the Stock Option, as the Committee may authorize.

         c. IN CASE OF DEATH. If an employee or former employee who was granted a Stock Option dies, and at the time of death he was entitled to exercise any Stock Option granted under this Plan, such Stock Option may be exercised within twelve (12) months after the death of the employee or former employee (but no later than the date of expiration of the Stock Option term) by his estate or by a person who acquired the right to exercise such Stock Option by bequest or inheritance. Such Stock Option may be exercised only as to the number of shares for which it could have been exercised at the time the employee or former employee died or for such greater number of shares, subject to the Stock Option, as the Committee may authorize.

         d. TERMINATION OF OPTIONS. An option granted under this Plan shall be terminated on the date of expiration of the Stock Option term or on such earlier date that it can no longer be exercised in whole or in part, for shares originally subject to the Stock Option in accordance with this Section 7. The Committee may, on a case-by-case basis or simultaneously with respect to all Stock Options, accelerate the schedule of the time or times when a Stock Option granted under this Plan may be exercised or extend the time or times when a Stock Option granted under this Plan may be exercised, provided, that any such extension shall be permissible under Section 422A of the Code so as not to disqualify such option as an Incentive Stock Option under Section 422A.


8.       METHOD OF EXERCISE.

         A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of Common Shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in cash or, if acceptable to the Committee in its sole discretion, in Common Shares already owned by the Participant or by surrendering outstanding Awards or any combination thereof (in each case valuing Common Shares at Fair Market Value on the date of exercise). The Committee shall determine acceptable methods for tendering Common Shares or other Awards and may impose


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such conditions on the use of Common Shares or other Awards to exercise Stock
Options as it deems appropriate.

         The Company and its Subsidiaries shall have the right to require the person exercising an option to pay, or may withhold from such person's wages or from other amounts payable to such person, an amount necessary to meet any federal, state or local tax withholding requirements which may arise as a result of the exercise of an option. In addition, the Committee may permit such person to pay his or her withholding in Common Shares already owned or by surrendering outstanding Awards (in each case valuing Common Shares at Fair Market Value on the date of exercise).


9.       SPECIAL RULE FOR INCENTIVE STOCK OPTIONS.

         With respect to an Incentive Stock Option granted under the Plan, the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the number of shares with respect to which such Incentive Stock Option is exercisable for the first time by a Participant during any calendar year shall not exceed One Hundred Thousand Dollars ($100,000) or such other limit as may be required by the Code.


10.      NON-TRANSFERABILITY OF AWARDS.

         No Award under the Plan, and no rights or interests therein, shall be assignable or transferable by a Participant except by will or the laws of descent and distribution. During the lifetime of a Participant, Stock Options are exercisable only by, and payments in settlement of Awards will be payable only to, the Participant or his or her legal representative.

11.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

         a. The existence of this Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

         b. In the event of any change in capitalization affecting the Common Shares of the Company, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Shares or the price thereof, such proportionate adjustments, if any, as the Board in its discretion may deem appropriate to reflect such change shall be made with respect to the aggregate number of Common Shares for which Awards in respect thereof may be granted under the Plan, the maximum number of Common Shares which may be sold or awarded to any Participant, the number of Common Shares covered by each outstanding Award, and the price per share in respect of outstanding Awards.

         c. The Committee may also make such adjustments in the number of shares covered by, and the price or other value of any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders. In the event that another corporation or business entity is being acquired by the Company, and the Company agrees to assume outstanding employee stock options and/or the obliga-


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tion to make future grants of options or rights to employees of the acquired entity, the aggregate number of Common Shares available for Awards under Section 6 of the Plan may be increased accordingly.


12.      CHANGE IN CONTROL.

         a. In the event of a Change in Control (as defined below) of the Company, all Stock Options then outstanding shall become fully exercisable as of the date of the Change in Control, whether or not then exercisable (subject to the limitation that any Award which has been outstanding less than six (6) months on the date of the Change in Control shall not be afforded such treatment); provided, however, that this provision shall not apply to any Change in Control when expressly provided otherwise by a three-fourths vote of the Whole Board, but only if a majority of the members of the Board then in office and acting upon such matters shall be Continuing Directors.

         b. A "Change in Control" of the Company shall have occurred when any Acquiring Person (other than (i) the Company or any Subsidiary, (ii) any employee benefit plan of the Company or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity, or (iii) any person who, on the Effective Date of the Plan, is an Affiliate of this Company and owning in excess of ten percent (10%) of the outstanding Common Shares of the Company and the respective successors, executors, legal representatives, heirs and legal assigns of such person), alone or together with its Affiliates and Associates, has acquired or obtained the right to acquire the beneficial ownership of twenty-five percent (25%) or more of the Common Shares then outstanding (except pursuant to an offer for all outstanding Common Shares of the Company at a price and upon such terms and conditions as a majority of the Continuing Directors determine to be in the best interests of the Company and its shareholders (other than the Acquiring Person or any Affiliate or Associate thereof on whose behalf the offer is being made)), and the Continuing Directors no longer constitute a majority of the Board.

         c. "Acquiring Person" means any person (any individual, firm, corporation or other entity) who or which, together with all Affiliates and Associates, has acquired or obtained the right to acquire the beneficial ownership of twenty-five percent (25%) or more of the Common Shares then outstanding.

         d. "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

         e. "Continuing Director" means any person who was a member of the Board on the Effective Date of the Plan or thereafter elected by the stockholders or appointed by the Board prior to the date as of which the Acquiring Person became a Substantial Stockholder (as such term is defined in Article Six of the Company's Certificate of Incorporation) or, a person designated (before his initial election or employment as a director) as a Continuing Director by three-fourths of the Whole Board, but only if a majority of the Whole Board shall then consist of Continuing Directors.

         f. "Whole Board" means the total number of directors which the Company would have if there were no vacancies.


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13.      AMENDMENT AND TERMINATION OF PLAN.

         Without further approval of the shareholders, the Board may at any time terminate the Plan, or may amend it from time to time in such respects as the Board may deem advisable, except that the Board may not, without approval of the shareholders, make any amendment which would (a) increase the aggregate number of Common Shares which may be issued under the Plan (except for adjustments pursuant to Section 11 of the Plan), (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) materially increase the benefits accruing to Participants under the Plan. The above notwithstanding, the Board may amend the Plan to take into account changes in applicable securities, federal income tax and other applicable laws. Further, should the provisions of Rule 16b-3, or any successor rule, under the Exchange Act be amended, the Board may amend the Plan in accordance with any modifications to this Rule.


14.      MISCELLANEOUS.

         a. NO RIGHT TO EMPLOYMENT. Neither the adoption of the Plan nor the granting of any Award shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees at any time, with or without cause.

         b. PAYMENTS TO TRUST. The Committee is authorized to cause to be established a trust agreement or several trust agreements whereunder the Committee may make payments of amounts due or to become due to Participants in the Plan.

         c. ENGAGING IN COMPETITION WITH COMPANY. In the event a Participant terminates his or her employment with the Company or any Subsidiary for any reason whatsoever, and within eighteen (18) months after the date thereof accepts employment with any competitor of, or otherwise engages in competition with, the Company, the Committee, in its sole discretion, may require such Participant to return to the Company the economic value of any Award which is realized or obtained (measured at the date of exercise) by such Participant at any time during the period beginning on that date which is six months prior to the date of such Participant's termination of employment with the Company or any Subsidiary.

         d. OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any state or country


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and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company or any Subsidiary unless expressly so provided by such other plan or arrangements, or except where the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual cash compensation. Awards under the Plan may be made in combination with or in tandem with, or as alternatives to, grants, awards or payments under any other Company or Subsidiary plans. The Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain and reward employees for their service with the Company or any Subsidiary.

         e. SECURITIES LAW RESTRICTIONS. No Common Shares shall be issued under the Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable Federal and state securities laws. Certificates for Common Shares delivered under the Plan may be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Shares are then listed, and any applicable Federal or state securities law. The Committee may cause a legend or legends to be put on any such certificate to make appropriate reference to such restrictions.

         f. AWARD AGREEMENT. Each Participant receiving an Award under the Plan shall enter into an agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Award and such related matters as the Committee shall, in its sole discretion, determine.

         g. COST OF PLAN. The costs and expenses of administering the Plan shall be borne by the Company.

         h. GOVERNING LAW. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

         i. EFFECTIVE DATE. The Plan shall be effective if, and when, approved by the Company's shareholders at the 1990 annual meeting of shareholders or any adjournment thereof.